UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 S. Figueroa Street, Suite 1888, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 23, 2017, RBB Bancorp (“RBB”), Los Angeles, California, and First American International Corporation, New York, New York (“FAIC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the strategic merger of FAIC with and into RBB, with RBB as the surviving corporation (the “Merger”). Immediately following the effectiveness of the Merger, First American International Bank, a wholly-owned subsidiary of FAIC (“FAIB”) will be merged with and into Royal Business Bank, a wholly-owned subsidiary of RBB (“Royal”), with Royal being the surviving bank in the merger (the “Bank Merger”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, which has been unanimously approved by each of the Boards of Directors of RBB and FAIC, at the effective time of the Merger (the “Effective Time”), each share of the common stock of FAIC will be convertible into the right to receive (i) 1.3472 shares of the common stock, no par value per share, of RBB and (ii) $15.30 in cash (such consideration set forth in clauses (i) and (ii), the “Per Share Merger Consideration”).  Holders of in-the-money FAIC stock options (“FAIC Stock Options”) will receive an amount equal to (1) $51.00 minus (2) the exercise price per share with respect to the corresponding FAIC Stock Option.

Pursuant to the terms of the Merger Agreement, RBB and FAIC have agreed that FAIC will repurchase its currently outstanding $17 million of preferred stock held by the United States Treasury and issued under the Troubled Asset Relief Program prior to completion of the Merger (the “TARP Redemption”) and that RBB will assist in financing such repurchase, if necessary.

The Merger Agreement provides that, among other things, the Boards of Directors of RBB and Royal, effective as of the Effective Time, will appoint two current members of the Board of Directors of FAIC to the RBB and Royal Boards of Directors. Mr. Raymond Yu, the current chairman of the Board of Directors of FAIC will be one of these two directors, serving as the Vice Chairman of the Boards of Directors of RBB and Royal upon the consummation of the Merger. The Merger Agreement also provides that RBB will invite the other members of the FAIC Board of Directors to serve as members of an advisory board.

The Merger Agreement contains customary representations, warranties and covenants made by each of RBB and FAIC. In addition, FAIC has agreed, among other things, not to solicit certain acquisition proposals. However, under certain circumstances, specified in the Merger Agreement, FAIC is entitled to enter into discussion and negotiate with third parties who submit to FAIC certain unsolicited acquisition proposals which the Board of Directors of FAIC determines either constitute, or are reasonably likely to result in, a superior offer.

Completion of the Merger and the Bank Merger are subject to certain conditions, including, among other things, (i) approval of the Merger Agreement by the shareholders of FAIC (ii) receipt of all government consents and approvals required to consummate the Merger and the Bank Merger, (iii) effectiveness of the registration statement on Form S-4 for the RBB common stock to be issued in the Merger, (iv) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger and the Bank Merger, (v) TARP Redemption and (vi) absence of a Material Adverse Effect, as defined in the Merger Agreement, with respect to FAIC or RBB.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) the accuracy of the representations and warranties of the other party, subject to certain exceptions, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for both RBB and FAIC including, among others, if the Merger is not consummated on or before April 30, 2019, unless further extended in accordance with the Merger Agreement; if there is a Material Adverse Effect with respect to FAIC or RBB; or if the requisite approval of the shareholders of FAIC is not obtained. In addition, FAIC is entitled under certain circumstances to terminate the Merger Agreement and enter into a definitive agreement with a third party providing for a superior offer and, in connection therewith, to concurrently pay to RBB a termination fee in such event equal to $5,000,000 (the "Termination Fee"). The Termination Fee is also payable by FAIC or RBB upon termination of the Merger Agreement in certain other instances as set forth in the Merger Agreement.

The Merger is expected to close in the second half of 2018.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.  The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about RBB, FAIC or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of RBB, FAIC or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosure by RBB or FAIC. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about RBB and FAIC and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”), or their respective banking regulators, as applicable.

In addition, and in connection with entering into the Merger Agreement, RBB and FAIC entered into a Shareholders Agreement with each of the directors of FAIC ("Shareholder Agreements") pursuant to which such directors have agreed, subject to the terms set forth therein, to vote their shares of FAIC common stock in favor of the Merger and Bank Merger and related matters.

The foregoing description of the Shareholder Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Shareholder Agreement included as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, RBB will file with the SEC a registration statement on Form S-4 to register the shares of RBB common stock to be issued to the shareholders of FAIC. The registration statement will include RBB’s prospectus and FAIC’s proxy statement which will be sent to the FAIC shareholders seeking their approval of the Merger and related matters in addition to other matters. In addition, RBB and FAIC may file other relevant documents concerning the proposed Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Shareholders of FAIC are urged to read the registration statement on Form S-4 and the proxy statement/prospectus included therein and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they will contain important information about RBB, FAIC and the proposed transaction.

Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained when it becomes available by directing a request by telephone or mail to RBB Bancorp, 660 S. Figueroa Street Suite 1888, Los Angeles, California, Attn: Corporate Secretary, telephone (213) 627-9888, or by accessing RBB’s website at www.royalbusinessbankusa.com under “Investor Relations,” or by directing a request by telephone or mail to First American International Corporation, 79 Bayard Street, New York 10013, Attention: Corporate Secretary, telephone (631) 881-5441, or by accessing FAIC’s website at www.faib.com under “Investor Relations.” The information on RBB’s website or FAIC’s website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings it makes with the SEC.

Participants in the Solicitation

RBB and FAIC and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FAIC in connection with the proposed Merger. Information about the directors and executive officers of RBB and their ownership of RBB common stock is set forth in the 2017 Annual Report on Form 10-K that RBB filed with the SEC on March 30, 2018.  Information about the directors and executive officers of FAIC and their ownership of FAIC common stock is set forth in the proxy statement for FAIC’s 2017 annual meeting of shareholders, available on FAIC’s website.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 7.01	Regulation FD Disclosure

On April 23, 2018, RBB released a presentation to its investors, which provides supplemental information regarding the proposed transaction and discusses certain elements of the Merger, which it intends to post on the investor relations portion of its website, which is located at www.royalbusinessbankusa.com.  The presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in the slides shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On April 23, 2018, RBB issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Additionally, a copy of an investor presentation, dated April 23, 2017, is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. RBB cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger and Bank Merger involving RBB and FAIC including future financial and operating results, RBB’s and FAIC’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite FAIC shareholder approval; (ii) the risk that RBB and FAIC may be unable to obtain governmental and regulatory approvals required for the Merger and Bank Merger, or required governmental and regulatory approvals may delay the Merger and Bank Merger or result in the imposition of conditions that could cause the parties to abandon the Merger and Bank Merger; (iii) the risk that a condition to closing of the Merger and Bank Merger may not be satisfied; (iv) the timing to consummate the proposed Merger and Bank Merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; (ix) general worldwide economic conditions and related uncertainties; (x) the effect of changes in governmental regulations; (xi) credit risk associated with an obligor’s failure to meet the terms of any contract with Royal or FAIB or to otherwise perform as agreed; (xii) interest risk involving the effect of a change in interest rates on the bank's earnings and the market value of the portfolio equity; (xiii) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (xiv) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (xv) transaction risk arising from problems with service or product delivery; (xvi) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices or ethical standards; (xvii) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (xviii) reputation risk that adversely affects earnings or capital arising from negative public opinion; (xix) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (xx) economic downturn risk resulting in deterioration in the credit markets; (xxi) greater than expected noninterest expenses; (xxii) excessive loan losses and (xxiii) other factors which RBB discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and none of RBB or FAIC undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of April 23, 2018, by and between RBB Bancorp and First American International Corporation (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Investor presentation, dated April 23, 2018.

99.2	Joint press release issued by RBB Bancorp and First American International Corp. dated April 23, 2018.

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of April 23, 2018, by and between RBB Bancorp and First American International Corporation (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Investor presentation, dated April 23, 2018.

99.2	Joint press release issued by RBB Bancorp and First American International Corp. dated April 23.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: April 23, 2018	By:	/s/ David Morris
David Morris
Executive Vice President and Chief Financial Officer

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